American Century Government Income Trust
PROSPECTUS SUPPLEMENT

CAPITAL PRESERVATION FUND
GOVERNMENT AGENCY MONEY MARKET FUND
GOVERNMENT BOND FUND * TREASURY FUND
INFLATION-ADJUSTED BOND FUND
SHORT-TERM GOVERNMENT FUND * GINNIE MAE FUND

Supplement dated February 3, 2003 * Prospectuses dated July 31, 2002
                                    (Investor Class, Institutional Class,
                                    Advisor Class and C Class)

The following replaces footnote 1 to the Shareholder fees chart on page 9 of the
Advisor/C Class prospectus.

      (1)  The deferred sales charge is contingent on the length of time you have owned your shares. The charge is 0.75% during the first year after purchase and is eliminated thereafter.

The first C Class chart under the heading Example on page 10 of the Advisor/C
Class prospectus is deleted. The sentence immediately following it is also deleted.

Government Bond Fund

The following replaces the first paragraph on page 15 of the
Investor/Institutional Class prospectus and page 12 of the Advisor/C Class prospectus.

      WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

      Government Bond seeks high current income.

Short-Term Government Fund

The following replaces the first paragraph under the heading How does the fund pursue its investment objectives? on page 17 of the Investor/Institutional Class prospectus and page 14 of the Advisor/C Class prospectus:

      The fund buys short-term securities and will invest at least 80% of its assets in securities issued by the U.S. government and its agencies and instrumentalities, including mortgage-backed, asset-backed and other securities in keeping with its investment objective. The U.S. government provides varying levels of financial support to these agencies and instrumentalities. The fund also may buy short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the
      U.S. government. In addition, Short-Term Government may invest up to 20%
      of its total assets in other investment-grade debt securities, including debt securities of U.S. companies, non-government mortgage-backed, asset-backed and other fixed-income securities.

The following replaces the second paragraph under the heading What are the principal risks of investing in the fund? on page 17 of the
Investor/Institutional Class prospectus and page 14 of the Advisor/C Class prospectus.

      Short-Term Government invests in mortgage- and asset-backed securities.
      When borrowers refinance their mortgages to take advantage of declining interest rates, their existing mortgages are prepaid. The mortgages, which back the mortgage-backed securities purchased by Short-Term Government, may be prepaid in this fashion. Likewise, borrowers may prepay the credit card or automobile trade receivables, home equity loans, corporate loans or bonds or other assets underlying the fund's asset-backed securities.
      When this happens, the fund will be required to purchase new securities at current market rates, which will usually be lower. Because of this prepayment risk, the fund may benefit less from declining interest rates than other short-term funds.

The following paragraph replaces the Minimum Initial Investment Amounts chart on page 21 of the Advisor/C Class prospectus.

      To open an account, the minimum initial investments are $2,000 for a
      Coverdell Education Savings Account (CESA, formerly an Education IRA), and
      $2,500 for all other accounts. Purchase orders for C Class shares are limited to amounts less than $1,000,000.

The following replaces the first paragraph under Redemptions on page 22 of the
Advisor/C Class prospectus.

     If you sell your C Class shares within 12 months of their purchase, you will pay a sales charge the amount of which is contingent upon the length of time you have held your shares.

The following sections are inserted immediately following the section Redemption of Shares in Low-Balance Accounts on page 23 of the Advisor/C Class prospectus.

     Calculation of CDSC

     C Class shares are sold at their net asset value without an initial sales charge. However, if you redeem your shares within 12 months of purchase you will pay a CDSC of 0.75% of the original purchase price or the current market value at redemption, whichever is less.

     The CDSC will not be charged on shares acquired through reinvestment of dividends or distributions or increases in the net asset value of shares.

     To minimize the amount of the CDSC you may pay when you redeem shares, the fund will first redeem shares acquired through reinvested dividends and capital gain distributions, which are not subject to a CDSC.  Shares that have been in your account long enough that they are not subject to a CDSC are redeemed next. For any remaining redemption amount, shares will be sold in the order they were purchased (earliest to latest).

     CDSC Waivers

     Any applicable contingent deferred sales charge may be waived in the following cases:

     * redemptions through systematic withdrawal plans not exceeding 12%
       annually of the lesser of the original purchase cost or current market value

     * distributions from IRAs due to attainment of age 59-1/2

     * required minimum distributions from retirement accounts upon reaching age
       70-1/2

     * tax-free returns of excess contributions to IRAs

     * redemptions due to death or post-purchase disability

     * exchanges, unless the shares acquired by exchange are redeemed within the original CDSC period

     * if no broker was compensated for the sale

     EXCHANGES BETWEEN FUNDS (C CLASS)

     You may exchange C Class shares of a fund for C Class shares of any other
     American Century fund. You may not exchange from the C Class to any other class. We will not charge a Contingent Deferred Sales Charge (CDSC) on the shares you exchange, regardless of the length of time you have owned them.
     When you do redeem shares that have been exchanged, the CDSC will be based on the date you purchased the original shares.

The section Contingent Deferred Sales Charge on page 27 of the Advisor/C Class prospectus is deleted.

At a Special Meeting held August 2, 2002, shareholders of the funds approved the following proposals.

     All funds

     Shareholders of all funds elected the funds' eight-member Board of Trustees for indefinite terms, effective immediately following the meeting. The elected Trustees are Albert Eisenstat, Ronald J. Gilson, Kathryn A. Hall,
     William M. Lyons, Myron S. Scholes, Kenneth E. Scott, James E. Stowers III
     and Jeanne D. Wohlers.

     Treasury Fund

     Shareholders of the Treasury Fund approved the transfer of substantially all of the fund's assets and liabilities to the American Century Government
     Bond Fund in exchange for shares of Government Bond Fund. Government Bond
     Fund's investment objective and strategies are substantially similar to the investment objectives and strategies of Treasury Fund, except that
     Government Bond Fund may invest in securities that are subject to state income tax. The total expense ratio of Government Bond Fund is expected to be the same as that of Treasury Fund. Government Bond Fund's investment objective is set forth above. As a result of the exchange, Treasury Fund has ceased to exist. All references to Treasury Fund in the Prospectus are of no consequence.

SH-SPL-33218   0302